                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 9, 2003



                                 ORBIT/FR, INC.

             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-22583                   23-2874370

(State or Other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)




                               506 PRUDENTIAL ROAD
                           HORSHAM, PENNSYLVANIA 19044
                    (Address of principal executive offices)


                                 (215) 674-5100
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

      On April 9, 2003, we received a letter from The Nasdaq Stock Market, Inc. notifying us that the Nasdaq Listing Qualifications Panel has rejected the Company's appeal of the Nasdaq Staff Determination to delist our securities from The Nasdaq SmallCap Market because our common stock has failed to meet The Nasdaq SmallCap Market continued listing requirement for minimum market value of public float. We issued a press release on April 10, 2003, announcing that our securities will be delisted from The Nasdaq SmallCap Market effective April 11, 2003, and that they will be immediately eligible for quotation on the OTC Bulletin Board effective with the open of business on April 11, 2003, under the symbol ORFR. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits

                  Exhibit 99.1   Press release, dated April 10, 2003

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ORBIT/FR, INC.


Date:  April 10, 2003                By:  /s/ Israel Adan
                                              -------------------
                                              Israel Adan
                                              President and
                                              Chief Executive Officer

EXHIBIT INDEX

Exhibit Number          Description
--------------          ------------
99.1                    Press Release, Dated April 10, 2003